UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2008

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota (Address of principal executive offices)	55420 (Zip Code)

Registrant’s telephone number, including area code:  (952) 888-8801

                        Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On January 15, 2008, the Board of Directors of The Toro Company (the “Company”), on recommendation of the Compensation & Human Resources Committee, adopted amendments to certain of the Company’s equity compensation plans.  Specifically, the Board of Directors:

(i)	Amended The Toro Company 2000 Stock Option Plan (the “2000 Stock Option Plan”) to:

•	affirmatively prohibit the “repricing” of stock options without the approval of the Company’s shareholders;

•
reduce the Company’s flexibility with respect to option grants to foreign nationals and California residents by specifically prohibiting the reservation of shares or grant of options to such individuals in excess of the authorized number of shares under the 2000 Stock Option Plan, the repricing of options granted to such individuals, the granting of options with an exercise price of less than 100% of the fair market value of the Company’s common stock on the date of grant and any other action that would require the approval of the Company’s shareholders under any applicable law, rule or regulation;

•	eliminate the ability of the Board of Directors to increase the number of shares of the Company’s common stock authorized for issuance under the 2000 Stock Option Plan by an immaterial amount; and

•	clarify that “share recycling” is not permitted under the 2000 Stock Option Plan and provide a methodology for accounting for shares reserved under the 2000 Stock Option Plan.

(ii)
Amended The Toro Company Performance Share Plan (the “PSP”) to decrease the number of shares of the Company’s common stock authorized for issuance under the PSP as performance share awards by 250,000, from 3,000,000 to 2,750,000.

(iii)
Amended The Toro Company 2000 Directors Stock Plan (“2000 Directors Plan”) to decrease the number of shares of the Company’s common stock authorized for issuance under the 2000 Directors Plan by 25,000, from 480,000 to 455,000.

Copies of the 2000 Stock Option Plan, the PSP and the 2000 Directors Stock Plan, each as amended, are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)               Exhibits.

Exhibit No.	Description
10.1	The Toro Company 2000 Stock Option Plan (as amended January 15, 2008)
10.2	The Toro Company Performance Share Plan (as amended January 15, 2008)
10.3	The Toro Company 2000 Directors Stock Plan (as amended January 15, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: January 18, 2008	By /s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	The Toro Company 2000 Stock Option Plan (as amended January 15, 2008)
10.2	The Toro Company Performance Share Plan (as amended January 15, 2008)
10.3	The Toro Company 2000 Directors Stock Plan (as amended January 15, 2008)